Exhibit 99.1

FOR IMMEDIATE RELEASE

Contact:	Maurice H. Sullivan, Jr.
(617) 254-0707

PEOPLES FEDERAL BANCSHARES, INC. ANNOUNCES FISCAL FOURTH QUARTER 2014 RESULTS

Brighton, Massachusetts, November 6, 2014.  Peoples Federal Bancshares, Inc. (the “Company”) (Nasdaq: PEOP), the holding company for Peoples Federal Savings Bank (the “Bank”), reported financial results for the fiscal fourth quarter ended September 30, 2014.  For the quarter ended September 30, 2014, the Company reported a net loss of ($148,000), or ($0.03) per share, basic and diluted, as compared to net income of $461,000, or $0.07 per share, basic and diluted, for the comparable 2013 period, and net income of $539,000, or $0.09 per share, basic and diluted, for the quarter ended June 30, 2014.

On August 5, 2014, the Company, parent of Peoples Federal Savings Bank, and Independent Bank Corp. (NASDAQ: INDB), parent of Rockland Trust Company, signed a definitive agreement for Independent Bank Corp. to acquire Peoples Federal Bancshares, Inc. and Rockland Trust Company to acquire Peoples Federal Savings Bank.  Under the terms of the merger agreement, the Company will merge with and into Independent Bank Corp. with Independent Bank Corp. surviving the merger.  As a result, the Company incurred non-tax deductible merger expenses of $778,000 during the quarter ended September 30, 2014.

Total interest and dividend income was $5.1 million for the quarter ended September 30, 2014 compared to $4.8 million for the quarter ended September 30, 2013.  Net interest and dividend income was $4.4 million for the quarter ended September 30, 2014 compared to $4.2 million for the quarter ended September 30, 2013.  The low interest rate environment has continued to impact the Company’s net interest and dividend income as recently originated loans reflect the current low interest rate environment.  Total non-interest income was $391,000 for the quarter ended September 30, 2014 compared to $402,000 for the quarter ended September 30, 2013.  The decrease was due to the decrease in customer service fees of $11,000, or 5.3%, a decrease in other income of $5,000 or 21.7%, a decrease in loan servicing fees of $4,000 or 30.8% and a decrease in income on life insurance policies of $4,000 or 2.5%, offset by an increase in gain on sales of mortgage loans of $13,000.  There were no sales of loans during the quarter ended September 30, 2013.  Total non-interest expense was $4.5 million for the quarter ended September 30, 2014 compared to $3.8 million for the quarter ended September 30, 2013.  The increase is primarily due to non-tax deductible merger expenses of $778,000, noted above.  The increase was offset by a decrease in salaries and employee benefits that decreased to $2.5 million for the quarter ended September 30, 2014 compared to $2.6 million for the quarter ended September 30, 2013.  The decrease was primarily due to a decrease in pension expense offset by normal salary increases and additional staffing for the Westwood branch that opened during the Company’s second fiscal quarter 2014.

On a linked quarter basis, total interest and dividend income was $5.1 million for both of the quarters ended September 30, 2014 and June 30, 2014.  Net interest and dividend income was $4.4 million for the quarter ended September 30, 2014 compared to $4.5 million for the quarter ended June 30, 2014.  Total non-interest income for the quarter ended September 30, 2014 increased to $391,000 from

$376,000 for the quarter ended June 30, 2014.  Total non-interest expense increased to $4.5 million for the quarter ended September 30, 2014 compared to $3.9 million for the quarter ended June 30, 2014.

Total assets increased $16.1 million, or 2.8%, to $601.3 million at September 30, 2014 from $585.2 million at September 30, 2013.  Loans, net increased $20.9 million, or 4.5% during the fiscal year ended September 30, 2014, as residential loans (one-to four-family and multi-family), construction loans and commercial loans increased, while commercial real estate and consumer loans decreased.  Cash and cash equivalents decreased $5.0 million to $32.1 million at September 30, 2014 from $37.1 million at September 30, 2013.  Securities available-for-sale and held-to-maturity decreased $450,000, or 1.0%, to $45.8 million at September 30, 2014, from $46.3 million at September 30, 2013.  Borrowings increased to $53.0 million at September 30, 2014 from $44.0 million at September 30, 2013.

Deposits increased $9.4 million to $434.5 million at September 30, 2014 from $425.1 million at September 30, 2013.  Demand deposit accounts increased $3.0 million, money markets increased $3.2 million, NOW accounts increased $2.8 million and term certificates increased $1.2 million during fiscal 2014.  Savings accounts decreased $786,000 during the same period.

At September 30, 2014, total stockholders’ equity was $103.9 million, a decrease of $2.5 million from $106.4 million at September 30, 2013, resulting primarily from dividends paid of $2.6 million and the repurchase and retirement of 226,498 shares, or $4.1 million, of the Company’s common stock.  The decrease in total stockholder’s equity was offset, in part, by net income of $1.5 million, stock-based compensation of $2.1 million and common stock released and committed to be released by the ESOP of $523,000.

During the quarters ended September 30, 2014 and 2013, the Company paid quarterly cash dividends of $0.05 and $0.04 per common share, respectively, totaling $289,000 and $239,000, respectively.

Non-performing assets totaled $2.1 million, or 0.4% of total assets, at September 30, 2014, unchanged from $2.1 million, or 0.4% of total assets, at September 30, 2013.  Classified assets decreased to $3.4 million at September 30, 2014, as compared to $4.1 million at September 30, 2013.  The Company did not provide to the allowance for loan losses during the fiscal year ended September 30, 2014 reflecting little change in net loans and improvements in loan delinquencies, non-performing assets and classified assets.

Certain statements herein constitute “forward-looking statements” and actual results may differ from those contemplated by these statements.  Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts.  They often include words like “believe,” “expect,” “anticipate,” “estimate,” and “intend” or future or conditional verbs such as “will,” “would,” “should,” “could” or “may.”  Certain factors that could cause actual results to differ materially from expected results include changes in the interest rate environment, changes in general economic conditions, legislative and regulatory changes that adversely affect the businesses in which Peoples Federal Bancshares, Inc. is engaged and changes in the securities market.  The Company disclaims any intent or obligation to update any forward-looking statements, whether in response to new information, future events or otherwise.

PEOPLES FEDERAL BANCSHARES, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

	September 30,
	2014	2013
	(Unaudited)
	(In thousands, except share data)
ASSETS
Cash and due from banks	$4,301	$4,047
Interest-bearing demand deposits with other banks	25,945	30,906
Federal funds sold	364	79
Federal Home Loan Bank - overnight deposit	1,502	2,102
Total cash and cash equivalents	32,112	37,134
Securities available-for-sale	8,819	14,225
Securities held-to-maturity (fair values of $36,965 and $32,105)	37,010	32,054
Federal Home Loan Bank stock (at cost)	4,252	3,775
Loans	490,899	470,086
Allowance for loan losses	(4,026)	(4,037)
Loans, net	486,873	466,049
Premises and equipment, net	3,614	3,465
Cash surrender value of life insurance policies	20,639	20,007
Accrued interest receivable	1,486	1,448
Deferred income tax asset, net	5,238	5,432
Other assets	1,241	1,657
Total assets	$601,284	$585,246

LIABILITIES AND STOCKHOLDERS’ EQUITY
Deposits:
Non-interest bearing	$60,862	$57,891
Interest-bearing	373,675	367,202
Total deposits	434,537	425,093
Short-term borrowings	—	6,000
Long-term debt	53,000	38,000
Accrued expenses and other liabilities	9,857	9,801
Total liabilities	497,394	478,894

Stockholders’ equity:
Preferred stock, $0.01 par value; 50,000,000 shares authorized; none issued	—	—
Common stock, $0.01 par value; 100,000,000 shares authorized; 6,239,436 and 6,465,934 shares issued and outstanding at September 30, 2014 and 2013, respectively	62	65
Additional paid-in capital	56,814	60,039
Retained earnings	54,010	55,103
Accumulated other comprehensive loss	(26)	(30)
Unearned restricted shares; 162,866 and 256,894 shares at September 30, 2014 and 2013, respectively	(2,614)	(4,183)
Unearned compensation - ESOP	(4,356)	(4,642)
Total stockholders’ equity	103,890	106,352
Total liabilities and stockholders’ equity	$601,284	$585,246

PEOPLES FEDERAL BANCSHARES, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF INCOME

	Three Months Ended		Years Ended
	September 30,		September 30,
	2014	2013	2014	2013
	(Unaudited)
	(Dollars in thousands, except share data)
Interest and dividend income:
Interest and fees on loans	$4,798	$4,574	$19,061	$18,690
Interest on debt securities:
Taxable	235	183	958	600
Other interest	14	17	54	87
Dividends on equity securities	15	4	47	16
Total interest and dividend income	5,062	4,778	20,120	19,393

Interest expense:
Interest on deposits	452	469	1,792	2,137
Interest on Federal Home Loan Bank advances	183	156	716	608
Total interest expense	635	625	2,508	2,745
Net interest and dividend income	4,427	4,153	17,612	16,648
Provision for loan losses	—	—	—	200
Net interest and dividend income, after provision for loan losses	4,427	4,153	17,612	16,448

Non-interest income:
Customer service fees	198	209	776	825
Loan servicing fees, net	9	13	39	43
Net gain on sales of mortgage loans	13	—	24	189
Net gain on sales of securities available-for-sale	—	—	3	—
Increase in cash surrender value of life insurance	153	157	632	643
Other income	18	23	136	154
Total non-interest income	391	402	1,610	1,854

Non-interest expense:
Salaries and employee benefits	2,474	2,626	10,341	9,799
Occupancy expense	274	246	1,084	965
Equipment expense	122	96	446	390
Professional fees	90	172	613	570
Advertising expense	144	118	651	497
Data processing expense	226	216	896	853
Deposit insurance expense	79	57	280	268
Merger expense	778	—	778	—
Other expense	347	236	1,129	1,004
Total non-interest expense	4,534	3,767	16,218	14,346
Income before income taxes	284	788	3,004	3,956
Provision for income taxes	432	327	1,545	1,671
Net (loss) income	$(148)	$461	$1,459	$2,285

Weighted-average shares outstanding:
Basic	5,639,461	5,763,952	5,672,374	5,875,741
Diluted	5,639,461	5,811,421	5,714,026	5,915,400

(Loss) earnings per common share:
Basic	$(0.03)	$0.07	$0.25	$0.37
Diluted	$(0.03)	$0.07	$0.25	$0.37

PEOPLES FEDERAL BANCSHARES, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF INCOME

	Three Months Ended
	September 30,	June 30,
	2014	2014
	(Unaudited)
	(Dollars in thousands, except share data)
Interest and dividend income:
Interest and fees on loans	$4,798	$4,831
Interest on debt securities:
Taxable	235	249
Other interest	14	13
Dividends on equity securities	15	14
Total interest and dividend income	5,062	5,107

Interest expense:
Interest on deposits	452	448
Interest on Federal Home Loan Bank advances	183	189
Total interest expense	635	637
Net interest and dividend income	4,427	4,470
Provision for loan losses	—	—
Net interest and dividend income, after provision for loan losses	4,427	4,470

Non-interest income:
Customer service fees	198	194
Loan servicing fees, net	9	9
Net gain on sales of mortgage loans	13	—
Increase in cash surrender value of life insurance	153	150
Other income	18	23
Total non-interest income	391	376

Non-interest expense:
Salaries and employee benefits	2,474	2,602
Occupancy expense	274	272
Equipment expense	122	122
Professional fees	90	192
Advertising expense	144	174
Data processing expense	226	227
Deposit insurance expense	79	70
Merger expense	778	—
Other expense	347	269
Total non-interest expense	4,534	3,928
Income before income taxes	284	918
Provision for income taxes	432	379
Net (loss) income	$(148)	$539

Weighted-average shares outstanding:
Basic	5,639,461	5,611,087
Diluted	5,639,461	5,678,343

(Loss) earnings per common share:
Basic	$(0.03)	$0.09
Diluted	$(0.03)	$0.09

The following tables set forth average assets, liability and equity account balances, average yields and costs, and certain other information for the periods indicated.  No tax-equivalent yield adjustments were made, as the effect thereof was not material.  All average balances are daily average balances.  Non-accrual loans were included in the computation of average balances, but have been reflected in the table as loans carrying a zero yield.  The yields set forth below include the effect of deferred fees, discounts and premiums that are amortized or accreted to interest income or expense.

	Three Months Ended September 30,
	2014				2013
	Average		Interest	Average	Average		Interest	Average
	Outstanding		Earned/	Yield/	Outstanding		Earned/	Yield/
	Balance		Paid	Rate (1)	Balance		Paid	Rate (1)
	(Unaudited)
	(Dollars in thousands)
Interest-earning assets:
Loans (2)	$491,507		$4,798	3.90%	$460,109		$4,574	3.98%
Taxable securities (3)	47,000		235	2.00	43,861		183	1.67
Other interest-earning assets	28,938		14	0.19	33,521		17	0.20
FHLB stock	4,252		15	1.41	3,775		4	0.42
Total interest-earning assets	571,697		5,062	3.54	541,266		4,778	3.53
Non-interest-earning assets	36,258				35,540
Total assets	$607,955				$576,806

Interest-bearing liabilities:
Deposits:
Savings	$55,764		15	0.11	$55,991		14	0.10
Money market accounts	153,084		162	0.42	151,019		158	0.42
NOW accounts	43,165		6	0.06	39,075		6	0.06
Term certificates	124,355		269	0.87	122,769		291	0.95
Total deposits	376,368		452	0.48	368,854		469	0.51
FHLB advances	57,565		183	1.27	35,685		156	1.75
Total interest-bearing liabilities	433,933		635	0.59	404,539		625	0.62
Demand deposits	60,239				55,890
Other non-interest-bearing liabilities	9,689				9,782
Total non-interest-bearing liabilities	69,928				65,672
Total liabilities	503,861				470,211
Stockholders’ equity	104,094				106,595
Total liabilities and stockholders’ equity	$607,955				$576,806

Net interest income			$4,427				$4,153
Net interest rate spread (4)				2.95%				2.91%
Net interest-earning assets (5)	$137,764				$136,727
Net interest margin (6)				3.10%				3.07%
Ratio of interest-earning assets to total interest-bearing liabilities	1.32	x			1.34	x

(1)              Yields are annualized.

(2)              Average loans include non-accrual loans and are net of average deferred loan fees/costs.

(3)              Average balances are presented at average amortized cost.

(4)              Net interest rate spread represents the difference between the yield on interest-earning assets and the cost of interest-bearing liabilities.

(5)              Net interest-earning assets represent total interest-earning assets less total interest-bearing liabilities.

(6)              Net interest margin represents net interest income divided by average total interest-earning assets.

	Years Ended September 30,
	2014				2013
	Average		Interest	Average	Average		Interest	Average
	Outstanding		Earned/	Yield/	Outstanding		Earned/	Yield/
	Balance		Paid	Rate	Balance		Paid	Rate
	(Unaudited)
	(Dollars in thousands)
Interest-earning assets:
Loans (1)	$482,578		$19,061	3.95%	$453,202		$18,690	4.12%
Taxable securities (2)	47,713		958	2.01	40,283		600	1.49
Other interest-earning assets	26,278		54	0.21	41,484		87	0.21
FHLB stock	4,019		47	1.17	3,880		16	0.41
Total interest-earning assets	560,588		20,120	3.59	538,849		19,393	3.60
Non-interest-earning assets	36,203				35,834
Total assets	$596,791				$574,683

Interest-bearing liabilities:
Deposits:
Savings	$56,101		58	0.10	$53,727		72	0.13
Money market accounts	152,107		628	0.41	152,967		767	0.50
NOW accounts	41,823		26	0.06	38,220		24	0.06
Term certificates	121,342		1,080	0.89	126,255		1,274	1.01
Total deposits	371,373		1,792	0.48	371,169		2,137	0.58
FHLB advances	53,616		716	1.34	33,518		608	1.81
Total interest-bearing liabilities	424,989		2,508	0.59	404,687		2,745	0.68
Demand deposits	57,490				52,293
Other non-interest-bearing liabilities	9,628				9,380
Total non-interest-bearing liabilities	67,118				61,673
Total liabilities	492,107				466,360
Stockholders’ equity	104,684				108,323
Total liabilities and stockholders’ equity	$596,791				$574,683

Net interest income			$17,612				$16,648
Net interest rate spread (3)				3.00%				2.92%
Net interest-earning assets (4)	$135,599				$134,162
Net interest margin (5)				3.14%				3.09%
Ratio of interest-earning assets to total interest-bearing liabilities	1.32	x			1.33	x

(1)              Average loans include non-accrual loans and are net of average deferred loan fees/costs.

(2)              Average balances are presented at average amortized cost.

(3)              Net interest rate spread represents the difference between the yield on interest-earning assets and the cost of interest-bearing liabilities.

(4)              Net interest-earning assets represent total interest-earning assets less total interest-bearing liabilities.

(5)              Net interest margin represents net interest income divided by average total interest-earning assets.

	Three Months Ended
	September 30, 2014				June 30, 2014
	Average		Interest	Average	Average		Interest	Average
	Outstanding		Earned/	Yield/	Outstanding		Earned/	Yield/
	Balance		Paid	Rate (1)	Balance		Paid	Rate (1)
	(Unaudited)
	(Dollars in thousands)
Interest-earning assets:
Loans (2)	$491,507		$4,798	3.90%	$489,204		$4,831	3.95%
Taxable securities (3)	47,000		235	2.00	48,094		249	2.07
Other interest-earning assets	28,938		14	0.19	24,599		13	0.21
FHLB stock	4,252		15	1.41	4,144		14	1.35
Total interest-earning assets	571,697		5,062	3.54	566,041		5,107	3.61
Non-interest-earning assets	36,258				36,286
Total assets	$607,955				$602,327

Interest-bearing liabilities:
Deposits:
Savings	$55,764		15	0.11	$55,810		15	0.11
Money market accounts	153,084		162	0.42	152,376		157	0.41
NOW accounts	43,165		6	0.06	42,488		7	0.07
Term certificates	124,355		269	0.87	122,694		269	0.88
Total deposits	376,368		452	0.48	373,368		448	0.48
FHLB advances	57,565		183	1.27	58,088		189	1.30
Total interest-bearing liabilities	433,933		635	0.59	431,456		637	0.59
Demand deposits	60,239				57,831
Other non-interest-bearing liabilities	9,689				9,395
Total non-interest-bearing liabilities	69,928				67,226
Total liabilities	503,861				498,682
Stockholders’ equity	104,094				103,645
Total liabilities and stockholders’ equity	$607,955				$602,327

Net interest income			$4,427				$4,470
Net interest rate spread (4)				2.95%				3.02%
Net interest-earning assets (5)	$137,764				$134,585
Net interest margin (6)				3.10%				3.16%
Ratio of interest-earning assets to total interest-bearing liabilities	1.32	x			1.31	x

(1)              Yields are annualized.

(2)              Average loans include non-accrual loans and are net of average deferred loan fees/costs.

(3)              Average balances are presented at average amortized cost.

(4)              Net interest rate spread represents the difference between the yield on interest-earning assets and the cost of interest-bearing liabilities.

(5)              Net interest-earning assets represent total interest-earning assets less total interest-bearing liabilities.

(6)              Net interest margin represents net interest income divided by average total interest-earning assets.